UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2009

VALERO ENERGY CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

On November 19, 2009, the Board of Directors of Valero Energy Corporation (the “Company”) approved a plan to permanently shut down the Company’s Delaware City refinery. On November 20, 2009, the Company publicly announced its intention to permanently shut down the refinery. Attached to this Current Report on Form 8-K as Exhibit 99.01 is a copy of the Company’s press release dated November 20, 2009, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.01	Press release dated November 20, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: November 24, 2009

By: /s/ Jay D. Browning
Jay D. Browning
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.01	Press release dated November 20, 2009

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